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Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-41460) pertaining to the Information Holdings Inc. 1998 Stock Option Plan of our report dated June 29, 2001, with respect to the consolidated financial statements of Liquent, Inc. (formerly ESPS, Inc.) which is incorporated by reference in this Current Report on Form 8-K/A.




                                        /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
March 11, 2002